EXHIBIT 99.1

GSL Healthcare, Inc.

May 31, 2020

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of GSL Healthcare, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of GSL Healthcare, Inc. (“the Company”) as of May 31, 2020, and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period from April 15, 2020 ended May 31, 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of May 31, 2020, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has an accumulated deficit, net losses, and negative cash flows from operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

Spokane, Washington

September 3, 2020

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GSL HEALTHCARE, INC.

BALANCE SHEET (FROM INCEPTION (APRIL 15, 2020) TO MAY 31, 2020)

May 31, 2020
ASSETS
Current Assets
Total Current Assets	$-

Equity investments	19,553
TOTAL ASSETS	$19,553

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Total Current Liabilities	$-
Total Liabilities	-
Commitments and Contingencies
Stockholders' Equity
Common stock; $0.001 par value; 50,000,000 shares authorized: 27,932,271 issued and outstanding at May 31, 2020	27,932
Additional paid in capital	(8,380)
Retained earnings	-
Total Stockholders' Equity	19,553
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$19,553

The accompanying notes are an integral part of these financial statements.

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GSL HEALTHCARE, INC.

STATEMENT OF OPERATIONS

From Inception (April 15, 2020) to May 31, 2020

REVENUE, NET	$-

TOTAL OPERATING EXPENSES	-
NET LOSS	$-

The accompanying notes are an integral part of these financial statements.

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GSL HEALTHCARE, INC.

STATEMENT OF STOCHOLDERS’ DEFICIT

FROM INCEPTION (APRIL 15, 2020) TO MAY 31, 2020

			Additional
	Common Stock $0.001 Par		Paid In	Retained	Stockholders'
	Number	Amount	Capital	Earnings	Equity

Balance, April 15, 2020 (inception)	-	$-	$-	$-	$-

Shares issued to founder	8,379,684	8,380	(8,380)		-
Shares issued per Securities Purchase Agreement	19,552,587	19,553	-	-	19,553

Balance, May 31, 2020	27,932,271	$27,932	$(8,380)	$-	$19,553

The accompanying notes are an integral part of these financial statements.

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GSL HEALTHCARE, INC.

STATEMENT OF CASH FLOWS

From Inception (April 15, 2020) to May 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES	$-

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOW FROM FINANCING ACTIVITIES	-

NET CHANGE IN CASH	-

CASH, BEGINNING OF PERIOD	-

CASH, END OF PERIOD	$-

NON-CASH INVESTING AND FINANCING ACTIVITIES
Shares issued to founders	$8,380
Shares issued per Securities Purchase Agreement	$19,553

The accompanying notes are an integral part of these financial statements.

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GSL HEALTHCARE, INC.

NOTES TO FINANCIAL STATEMENTS

FROM INCEPTION (APRIL 15, 2020) TO MAY 31, 2020

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Description of the Company

GSL Healthcare, Inc. (the “Company”) was incorporated in the State of Nevada on April 15, 2020 and established a fiscal year end of August 31. The Company has a general plan to be a health and wellness business.

Going concern

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company is in the process of establishing its business plan and operations and will need to obtain financing. These and other factors raise substantial doubt about the Company's ability to continue as a going concern within one year after the date of this filing. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to raise additional capital and to ultimately achieve sustainable revenues and income from operations. The Company will need and is currently working on obtaining additional funds to operate its business through and beyond the date of this filing. There can be no assurance that such funds will be available or at terms acceptable to the Company. Even if the Company is able to obtain additional financing, it may contain undue restrictions and covenants on its operations, in the case of debt financing or cause substantial dilution for its stockholders in the case of convertible debt and equity financing.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Among other things, management estimates include the valuation of its equity investment. These estimates generally involve complex issues and require judgments, involve analysis of historical information and the prediction of future trends, and are subject to change from period to period. Actual amounts could differ significantly from these estimates.

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GSL HEALTHCARE, INC.

NOTES TO FINANCIAL STATEMENTS

FROM INCEPTION (APRIL 15, 2020) TO MAY 31, 2020

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial assets and liabilities approximate their fair values because of the short maturity of these instruments.

Investments

The Company follows ASU 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. ASU 2016-01 primarily affects equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. Among other things, this guidance requires certain equity investments to be measured at fair value with changes in fair value recognized in net income. As such, the Company measures its equity investments at their fair value at end of each reporting period.

Investments accounted for under the equity method or cost method of accounting above are included in the caption “Equity investments” on the Balance Sheet. Management uses Level 3 inputs, as defined in paragraph 820-10-35-37 of the FASB Accounting Standards Codification, to measure the fair value of its financial instruments.

The changes in carrying amount of the equity investment was as follows:

From April 15, 2020 (Inception) to May 31, 2020
Beginning balance	$-
Acquisitions	19,553
Dispositions	-
Net changes in valuation	-
Ending balance	$19,553

Recent Accounting Pronouncements

Recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

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GSL HEALTHCARE, INC.

NOTES TO FINANCIAL STATEMENTS

FROM INCEPTION (APRIL 15, 2020) TO MAY 31 2020

NOTE 3 – SECURITIES PURCHASE AGREEMENT

On May 8, 2020, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) by and among the Company, and Applied BioSciences Corp, a Nevada corporation (“Applied”), and the holders of common stock of Applied. This transaction closed on May 31, 2020.

Per the Securities Purchase Agreement, in exchange for the issuance of 19,552,587 shares of the Company’s common stock or 70% of the Company, Applied sold and transferred 100% of the limited liability interests of its wholly owned subsidiaries Applied Biopharma LLC and Applied Products LLC along with trade names, domain names and certain agreements held by these LLCs, and a 10% limited liability interest in API Holdings LLC, a wholly owned subsidiary of Applied that holds less than 5% equity investments in certain private companies. As a result of the Securities Purchase Agreement, Applied BioPharma LLC and Applied Products LLC are now wholly-owned subsidiaries of the Company and shareholders of Applied own 70% of the Company.

The Securities Purchase Agreement was treated as an asset purchase and the fair value of the shares issued was determined by management to be the par value of the Company’s common stock given no activity occurred in the Company from inception (April 15, 2020) to May 31, 2020 other than entering into this Securities Purchase Agreement. The fair value of the assets obtained from Applied was determined to be $57,091, which represented 10% of the fair value of the equity investments held by Applied and no value was attributed to the intangibles obtained from Applied given Applied has an accumulated deficit related to these intangibles. As such, the fair value of the assets obtained was determined by management to be $37,538 in excess of the value of the shares issued of $19,553, which resulted in negative goodwill. Given this, the Company reduced the value of the equity investment obtained to the value of the shares issued by the Company. As such, the assets purchased represented the interest obtained in equity investments held by Applied reduced by $19,553 related to negative goodwill.

NOTE 4 – SHARE EXCHANGE AGREEMENT

On May 28, 2020, Agentix Corp., a Nevada corporation (“Agentix”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among Agentix, and the Company, and the holders of common stock of the Company, which consisted of two stockholders.

Under the terms and conditions of the Share Exchange Agreement, Agentix offered and sold 27,932,271 shares of its common stock in consideration for all of the issued and outstanding shares of common stock of the Company. The effect of the issuance is that two shareholders of the Company now hold approximately 88.0% of the issued shares of common stock of Agentix, and the Company is now a wholly-owned subsidiary of Agentix.

NOTE 5 – SHARES ISSUED TO FOUNDER

In conjunction with the formation of the Company on April 15, 2020, the Company issued 8,379,684 shares of its common stock at no cost.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with ASC 855, the Company has analyzed its operations subsequent to May 31, 2020 through the date these financial statements were issued and has determined that it does not have any other material subsequent events to disclose in these financial statements.

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